UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): February 11, 2016 (November 25, 2015)

LANNETT COMPANY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Commission File No. 001-31298

State of Delaware	23-0787699
(State of Incorporation)	(I.R.S. Employer I.D. No.)

9000 State Road

Philadelphia, PA 19136

(215) 333-9000

(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On December 2, 2015, Lannett Company, Inc. (“the Company”) filed a Current Report on Form 8-K (the “Original Filing”) to announce that the Company completed the acquisition of Kremers Urban Pharmaceuticals Inc. (“KUPI”).

The Company is filing this amendment on Form 8-K/A to include as Exhibit 99.1 the Audited Consolidated Financial Statements of KUPI for the years ended December 31, 2014, 2013 and 2012, as Exhibit 99.2 the Unaudited Condensed Consolidated Financial Statements of KUPI for the nine months ended September 30, 2015 and 2014, as Exhibit 99.3 the Unaudited Condensed Consolidated Financial Statements of KUPI for the six months ended June 30, 2015 and 2014, and as Exhibit 99.4 the Unaudited Pro Forma Combined Financial Statements of Lannett Company, Inc.

Item 9.01  Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

	1.	The Audited Consolidated Financial Statements of Kremers Urban Pharmaceuticals Inc. for the years ended December 31, 2014, 2013 and 2012 attached as Exhibit 99.1.

	2.	The Unaudited Condensed Consolidated Financial Statements of Kremers Urban Pharmaceuticals Inc. for the nine months ended September 30, 2015 and 2014 attached as Exhibit 99.2.

	3.	The Unaudited Condensed Consolidated Financial Statements of Kremers Urban Pharmaceuticals Inc. for the six months ended June 30, 2015 and 2014 attached as Exhibit 99.3.

(b)	Pro Forma Financial Information.

	1.	The Unaudited Pro Forma Combined Financial Statements of Lannett Company, Inc. attached as Exhibit 99.4.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Independent Accountants

99.1	Audited Consolidated Financial Statements of Kremers Urban Pharmaceuticals Inc. for the years ended December 31, 2014, 2013 and 2012

99.2	Unaudited Condensed Consolidated Financial Statements of Kremers Urban Pharmaceuticals Inc. for the nine months ended September 30, 2015 and 2014.

99.3	Unaudited Condensed Consolidated Financial Statements of Kremers Urban Pharmaceuticals Inc. for the six months ended June 30, 2015 and 2014.

99.4	Unaudited Pro Forma Combined Financial Statements of Lannett Company, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Lannett has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LANNETT COMPANY, INC

By:	/s/ Arthur P. Bedrosian
Chief Executive Officer
Date: February 11, 2016

EXHIBIT INDEX

Exhibit:	Description:

23.1	Consent of Independent Accountants
99.1	Audited Consolidated Financial Statements of Kremers Urban Pharmaceuticals Inc. for the years ended December 31, 2014, 2013 and 2012
99.2	Unaudited Condensed Consolidated Financial Statements of Kremers Urban Pharmaceuticals Inc. for the nine months ended September 30, 2015 and 2014
99.3	Unaudited Condensed Consolidated Financial Statements of Kremers Urban Pharmaceuticals Inc. for the six months ended June 30, 2015 and 2014.
99.4	Unaudited Pro Forma Combined Financial Statements of Lannett Company, Inc.